Investments in and Advances to Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2017
Equity Method Investments And Joint Ventures [Abstract]
Investments in and Advances to Unconsolidated Affiliates

NOTE 7 — INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

Investments in and advances to unconsolidated affiliates consisted of the following:

	December 31,
	2017	2016
	(In thousands)
CityCenter Holdings, LLC – CityCenter (50%)	$808,220	$1,006,261
Elgin Riverboat Resort–Riverboat Casino – Grand Victoria (50%)	124,342	123,585
Las Vegas Arena Company, LLC (42.5%)	76,619	80,339
Other	24,116	9,161
	$1,033,297	$1,219,346

The Company recorded its share of the net income from unconsolidated affiliates, including adjustments for basis differences, as follows:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Income from unconsolidated affiliates	$146,222	$528,287	$258,354
Preopening and start-up expenses	—	(3,168)	(3,475)
Non-operating items from unconsolidated affiliates	(34,751)	(53,139)	(76,462)
	$111,471	$471,980	$178,417

CityCenter

Crystals sale. In April 2016, CityCenter closed the sale of Crystals for approximately $1.1 billion. During the year ended December 31, 2016, CityCenter recognized a gain on the sale of Crystals of $400 million and the Company recognized a $401 million gain, which included $200 million representing its 50% share of the gain recorded by CityCenter and $201 million representing the reversal of certain basis differences. The basis differences primarily related to other-than-temporary impairment charges recorded on the Company’s investment in CityCenter that were allocated to Crystals’ building assets.

CityCenter distributions. In April 2017, CityCenter paid a $600 million dividend, consisting of a $350 million dividend using proceeds from the upsized senior credit facilities and a $250 million dividend from cash on hand, of which $78 million was part of its annual dividend policy. MGM Resorts received its 50% share, or $300 million. In March 2016, a $90 million distribution was declared in accordance with CityCenter’s annual distribution policy and in April 2016, CityCenter declared a $990 million special distribution in connection with the Crystals sale. The Company’s $540 million share of such distributions was paid in May 2016. In April 2015, CityCenter declared a special distribution of $400 million, of which the Company received its 50% share of $200 million.

CityCenter litigation settlement. During the first quarter of 2015, CityCenter recognized a $160 million gain as a result of the final resolution of its construction litigation and related settlements, of which the Company recorded $80 million, its 50% share of the gain.

CityCenter credit facility. In April 2017, CityCenter completed a refinancing of its senior credit facility. The new senior credit facility consists of a $1.6 billion term loan B facility maturing in April 2024 and a $125 million revolving credit facility maturing in April 2022. The term loan B was issued at 99.5% and bears interest at LIBOR plus 2.50% with a LIBOR floor of 0.75%. The revolving facility bears interest at LIBOR plus 2.00%. The term loan B facility requires CityCenter to make amortization payments of 0.25% of the original principal balance at each quarter end.

Borgata

As discussed in Note 4, the Company acquired Boyd Gaming’s ownership interest in Borgata on August 1, 2016, and therefore began to consolidate Borgata beginning on that date. Prior thereto, the Company’s investment in Borgata was accounted for under the equity method.

Grand Victoria

At December 31, 2015, the Company reviewed the carrying value of its Grand Victoria investment for impairment due to a greater than anticipated decline in operating results resulting in part from a continued loss of market share to video gaming terminals, as well as a decrease in forecasted cash flows compared to the prior forecast. The Company used a blended discounted cash flow analysis and guideline public company method to determine the estimated fair value from a market participant’s viewpoint. Key assumptions included in the discounted cash flow analysis were estimates of future cash flows including outflows for capital expenditures, a long-term growth rate of 2% and a discount rate of 10.5%. Key assumptions in the guideline public company method included business enterprise value multiples selected based on the range of multiples in Grand Victoria’s peer group. As a result of the analysis, the Company determined that it was necessary to record an other-than-temporary impairment charge of $17 million at December 31, 2015, based on an estimated fair value of $123 million for the Company’s 50% interest. The Company performed a sensitivity analysis surrounding its long-term growth rate assumption and noted that if a long-term growth rate of 1.5% had been used, the resulting estimated fair value of the Company’s 50% interest in Grand Victoria would have been approximately $120 million. The Company intends to, and believes it will be able to, retain its investment in Grand Victoria; however, due to the extent of the shortfall and the Company’s assessment of the uncertainty of fully recovering its investment, the Company has determined that the impairment was other-than-temporary.

Las Vegas Arena Company, LLC

Athena Arena transaction. On September 1, 2016, the Company and AEG each sold a 7.5% membership interest in the Las Vegas Arena Company, LLC to Athena Arena, LLC. As a result of this transaction, the Company received $15 million in proceeds and recorded a $3 million gain in “Property transactions, net”.

Arena financing. As of December 31, 2017, the senior secured credit facility consisted of a $129 million term loan A and a $50 million term loan B. The senior secured credit facility matures in September 2019, is secured by substantially all the assets of the Las Vegas Arena Company, and contains certain financial covenants which became applicable upon the opening of the T-Mobile Arena in April 2016. See Note 12 for discussion of the Company’s repayment guarantee related to the Las Vegas Arena Company’s term loan B facility.

Silver Legacy

Silver Legacy sale. As discussed in Note 5, the Company closed the sale of its 50% interest in Silver Legacy on November 23, 2015, received proceeds of $58 million, and recorded a gain of $20 million. The Company’s investment in Silver Legacy was not classified as discontinued operations because the Company concluded that the sale would not have a major effect on the Company’s operations or its financial results and it did not represent a disposal of a major geographic segment or product line.

Basis Differences

The Company’s investments in unconsolidated affiliates do not equal the Company’s share of venture-level equity due to various basis differences. Basis differences related to depreciable assets are being amortized based on the useful lives of the related assets and liabilities, and basis differences related to non–depreciable assets, such as land and indefinite-lived intangible assets, are not being amortized. Differences between the Company’s share of venture-level equity and investment balances are as follows:

	December 31,
	2017	2016

	(In thousands)
Venture-level equity attributable to the Company	$2,659,780	$2,882,227
Adjustment to CityCenter equity upon contribution of net assets by MGM Resorts International (1)	(532,501)	(537,819)
CityCenter capitalized interest (2)	206,065	215,467
CityCenter completion guarantee (3)	322,703	337,223
CityCenter deferred gain (4)	(219,561)	(221,638)
CityCenter capitalized interest on sponsor notes (5)	(40,258)	(42,095)
Other-than-temporary impairments of CityCenter investment (6)	(1,504,161)	(1,555,509)
Acquisition fair value adjustments net of other-than-temporary impairments of Grand Victoria investment (7)	99,619	99,619
Other adjustments	41,611	41,871
	$1,033,297	$1,219,346

(1)	Primarily relates to land and fixed assets.
(2)	Relates to interest capitalized on the Company’s investment balance during development and construction stages.
(3)	Created by contributions to CityCenter under the completion guarantee recognized as equity contributions by CityCenter split between the members.
(4)	Relates to a deferred gain on assets contributed to CityCenter upon formation of CityCenter.
(5)	Relates to interest on the sponsor notes capitalized by CityCenter during development. Such sponsor notes were converted to equity in 2013.
(6)	The impairment of the Company’s CityCenter investment includes $379 million of impairments allocated to land.
(7)	Relates to indefinite-lived gaming license rights for Grand Victoria and other-than-temporary impairments of the Company’s investment in Grand Victoria.